                                                                 Exhibit (e)(9)

[LOGO] The AIG Life Companies (U.S.)

                            EXECUTIVE ADVANTAGE/SM/
                         AUTOMATIC REBALANCING REQUEST


Policy Number                                  Policyholder:
              -------------------------------                ------------------------------
              (Last Name, First Name,                        (Last Name, First Name,
              Middle Name)                                   Middle Name)
Insured: :______________________                             Social Security No.:______ -
                                                             _______ - ______
(Last Name, First Name, Middle Name)

For the purpose of Rebalancing, I hereby authorize transfers from my Guaranteed Account and Subaccounts into other Subaccounts at the following frequency, as measured from the policy anniversary:

[_] Monthly[_] Quarterly[_] Semi-annually[_] Annually
Following are rebalanced percentages after the transfer:

     Guaranteed Account                                         _______%
        Alliance Bernstein Variable Products Series Fund, Inc.
        Growth Portfolio....................................... _______%
        Growth and Income Portfolio............................ _______%
        Large Cap Growth Portfolio............................. _______%
        Small Cap Growth Portfolio............................. _______%
     American Century Variable Portfolios, Inc.
        VP Income & Growth Fund................................ _______%
        VP International Fund.................................. _______%
     BlackRock Variable Series Funds, Inc.
        BlackRock Basic Value V.I. Fund........................ _______%
        BlackRock Fundamental Growth V.I. Fund................. _______%
        BlackRock Government Income V.I. Fund.................. _______%
        BlackRock Value Opportunities V.I. Fund................ _______%
        Credit Suisse Trust
            Emerging Markets Portfolio......................... _______%
            Global Small Cap Portfolio......................... _______%
            International Focus Portfolio...................... _______%
            Large Cap Value Portfolio.......................... _______%
            Mid-Cap Core Portfolio............................. _______%
            Small Cap Core I Portfolio......................... _______%
        Fidelity Variable Insurance Products
            VIP Balanced Portfolio............................. _______%
            VIP Contrafund Portfolio........................... _______%
            VIP Index 500 Portfolio............................ _______%
        Franklin Templeton Variable Insurance Products Trust
            Money Market Fund- Class 1......................... _______%
            Developing Markets Securities Fund- Class 2         _______%
            Foreign Securities Fund- Class 2................... _______%
            Growth Securities Fund - Class 2................... _______%
        Goldman Sachs Variable Insurance Trust
            Strategic International Equity Fund................ _______%
            Structured U.S. Equity Fund........................ _______%
          J.P. Morgan Series Trust II
          Small Company Portfolio
          The Universal Institutional Funds, Inc............... _______%
            Core Plus Fixed Income Portfolio................... _______%
            Emerging Markets Equity Portfolio.................. _______%
            High Yield Portfolio............................... _______%
            Mid Cap Growth Portfolio........................... _______%
            U.S. Mid Cap Value Portfolio....................... _______%
        Neuberger Berman Advisers Management Trust
            AMT Partners Portfolio............................. _______%
        PIMCO Variable Insurance Trust
            High Yield Portfolio............................... _______%
            Long-Term U.S. Government Portfolio                 _______%
            Real Return Portfolio.............................. _______%
            Short-Term Portfolio............................... _______%
            Total Return Portfolio............................. _______%
        Vanguard Variable Insurance Fund
            Total Bond Market Index Portfolio.................. _______%
            Total Stock Market Index Portfolio................. _______%
        AIG Retirement Company I
            International Equities Fund........................ _______%
            Mid Cap Index Fund................................. _______%
            Small Cap Index Fund............................... _______%


------------------------------------  -----------------------------------
Signature of Insured                  Signature of Policyholder (if
                                      other than Insured)

_________________________, __20___
Date Signed

Automatic Rebalance, Executive Advantage(SM), 04/07